                           EXHIBIT 10.2

                     DEBT SETTLEMENT AGREEMENT

     THIS AGREEMENT is made as of the 18th day of April, 1997, by and between ConSil Corp., an Idaho corporation with an office at 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788 (hereinafter referred to as "ConSil"), and Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788 (hereinafter referred to as "Hecla").

                      RECITALS AND DEFINITIONS

     WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997 and further amended as of April 30, 1996 (hereinafter referred to, as amended, as the "Loan Agreement"), pursuant to which Hecla loaned to ConSil certain funds, more specifically described in this Agreement, which funds ConSil acknowledges are due and owing;

     WHEREAS, Minera Hecla, S.A. de C.V., a corporate entity organized and existing pursuant to the laws of the Republic of Mexico owned entirely by Hecla (hereinafter referred to as "Minera Hecla") advanced certain moneys, including payment for trade goods and services rendered on behalf of ConSil and its wholly owned subsidiary, Minera ConSil, S.A. de C.V., a corporate entity organized and existing pursuant to the laws of the Republic of Mexico (hereinafter referred to as "Minera ConSil") pursuant to the terms of that certain Technical Services Agreement dated December 22, 1995 (hereinafter referred to as "Technical Services Agreement"), which moneys ConSil acknowledges are due and owing to Minera Hecla; and

     WHEREAS, ConSil and Minera ConSil wish to settle a portion of those debts to Hecla and Minera Hecla under the Loan Agreement and Technical Services Agreement, the amount of which is U.S. $500,000 (hereinafter referred to as the "Past Debt"), by repaying Hecla with an option either to (i) have ConSil grant a royalty interest in all proceeds from mineral production of ConSil, more specifically described herein, or (ii) have ConSil issue to Hecla authorized common stock of ConSil, the number of shares of which shall be calculated in accordance with this Agreement. Either option shall be deemed to be in full satisfaction of the Past Debt, and Hecla and Minera Hecla are willing to accept such option as consideration for and in full satisfaction of the Past Debt, all on the terms and conditions set out herein; and

     WHEREAS, ConSil and Minera ConSil shall settle the balance of all debt in excess of the Past Debt incurred or to be incurred pursuant to the Loan Agreement or the Technical Services Agreement, in such amount as may be outstanding on the Closing Date (as hereinbelow defined) (hereinafter referred to as the "Current Debt") by the assignment of its United States Income Tax refund for the tax year 1995, anticipated to be approximately $170,000 (hereinafter referred to as the "Tax Refund"), and payment of cash or other currently available funds from the proceeds of certain financing which ConSil is currently pursuing, all as more specifically described herein;
                                  -1-

     NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, benefits, covenants and agreements, the adequacy of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

                             AGREEMENT

     1. SETTLEMENT OPTIONS. With respect to the settlement of the Past Debt, ConSil hereby grants Hecla the option to elect either:

     (a) A two percent (2%) net sales returns royalty interest up to a maximum payment of U.S. $500,000 in all proceeds actually received by ConSil or its Affiliates (as defined in Section 19 of this Agreement) from all mineral production of ConSil or its Affiliates, from whatever source and wherever located, from any smelter, refinery or other purchaser for the sale of the ores, metals, including bullion, minerals, mineral substances or concentrates produced from properties or pursuant to rights owned wholly or in part by ConSil or its Affiliates, after deducting from such proceeds the following charges to the extent that they are not deducted by the purchaser in computing payment: Smelting and refining charges; penalties; smelter assay costs and umpire assay costs; costs of freight and handling ores, metals or concentrates subsequent to mining and concentrating from local production facilities to any smelter, refinery or other purchaser thereof; and insurance costs on all such products; (hereinafter referred to as the "Royalty"); provided, however, that the Royalty shall not be payable from products of the Candaleria mine, located in the state of Zacatecas, Republic of Mexico, currently owned by Minas La Colorada, S.A. de C.V., a Mexican corporation, unless and until the early of the following: (i) ConSil completes the expansion of the milling capacity to at least 450 tons per day, which shall be deemed to occur when the expanded mill is functioning at ninety percent (90%) of design capacity for thirty (30) days of continuous operation; or (ii) the second anniversary of this Agreement; or

     (b) ConSil issuing to Hecla shares of ConSil's authorized, fully paid and nonassessable common stock, par value ten cents ($0.10) per share (the "Shares"), the number of which shall be calculated as follows: The value ascribed to each share of ConSil common stock issued pursuant to this Agreement shall be, subject to applicable regulatory and stock exchange approvals and all conditions of this Agreement being met, the price of the stock on the day before Hecla's election to accept shares pursuant to this
Section 1(b), less twenty percent (20%), or such other maximum amount as is allowed in accordance with Policy 13 of the Vancouver Stock Exchange Listed Companies Manual (the "Share Price"). The number of Shares ConSil shall issue to Hecla shall be determined by dividing U.S. $500,000 by the Share Price, the quotient of which shall be the number of Shares ConSil shall issue to Hecla, with any resulting fraction rounded down to the next whole number, thereby obviating the need for issuance of any fractional shares.

     2. METHOD OF ELECTION. Hecla may elect its option at any time, but in any event on or before the close of business, Pacific Time Zone, on August 1, 1997, by providing written notice of its choice of settlement options to ConSil as defined in Section 1 of this Agreement.
                                -2-

     3.  CONDITIONS  PRECEDENT.   The Agreement is  subject to  the
following conditions:

     (a) That the approval of the Vancouver Stock Exchange is granted or will be obtained for this transaction in a timely fashion following the date hereof;

     (b) That, if required, the approval of the Vancouver Stock Exchange or any other regulatory body having jurisdiction has been given or will be obtained for this transaction in a timely fashion following the date hereof;

     (c) That the Board of Directors of ConSil approve of this transaction;

     (d) That ConSil execute and deliver to Hecla all documents, certificates and to take all such other steps as may be necessary or desirable or convenient and proper to carry out the intent of the transactions contemplated herein; and

     (e) That ConSil obtains funds sufficient to pay the Past Debt from the financing associated with that certain transaction whereby ConSil acquires all or substantially all of the assets of Minas La Colorada, S.A. de C.V., ("MLC") a Mexican corporate entity with headquarters in Durango, State of Durango, Mexico, and mining operations in the Chalchihuites Mining District of the State of Zacatecas, Mexico, as contemplated in that certain Heads of Agreement dated December 19, 1996, among ConSil, MLC and Ing. Jose Jaime Gutierrez Nunez and Ing. Ramon Tomas Davila Flores (hereinafter referred to as the "MLC Transaction").

     (f) That the conditions precedent as set out in this section must be satisfied on or before August 1, 1997.

     (g) That ConSil deliver an United States Internal Revenue Service Form 2848 Power of Attorney in favor of an officer of Hecla Mining Company authorizing the delivery of ConSil's Tax Refund directly to Hecla (hereinafter referred to as the "Power of Attorney").

     4.  COVENANTS OF CONSIL.  ConSil hereby covenants that:

     (a) It shall use its best efforts to obtain the approval of this transaction by its Board of Directors;

     (b) It shall use its best efforts to obtain the approval of the Vancouver Stock Exchange, and any other regulatory authorities having jurisdiction over this transaction;

     (c) It shall grant Hecla the rights enumerated in Schedule 1 attached hereto and incorporated herein by this reference with respect to shares issued, if any, pursuant to Section 1(b) of this Agreement;

     (d) It shall use its best efforts to complete the financing associated with the MLC Transaction.

     (e) It shall execute and deliver the Power of Attorney for the Tax Refund to Hecla;

     (f) It shall execute and deliver to Hecla all documents, certificates and to take all such other steps as may be necessary or desirable or convenient and proper to carry out the intent of the transactions contemplated herein.

     5.  COVENANTS OF HECLA.  Hecla hereby covenants that:

     (a) Neither it nor Minera Hecla has assigned any of the debt owed to them by ConSil or Minera ConSil;

     (b) All debts specified herein by Hecla and Minera Hecla are valid obligations, accrued in respect of the Loan Agreement, the Technical Services Agreement, and the interest thereon or which may otherwise properly be charged to ConSil or Minera ConSil;

     (c) In consideration of the covenants and agreements set out in this Agreement, the obligations due and owing to Hecla and Minera Hecla by ConSil and Minera ConSil will be fully and duly discharged upon the satisfaction and performance of all the conditions to this Agreement, and that Hecla and Minera Hecla irrevocably agrees to release ConSil and Minera ConSil from its obligations in respect of the Loan Agreement, the Technical Services Agreement, interest thereon and otherwise properly chargeable obligations of ConSil or Minera ConSil; and

     (d) It shall direct its agents to pursue the Tax Refund on ConSil's behalf.

     6. CLOSING. Closing of the transactions contemplated by this Agreement shall take place by ConSil's authorized representative delivering to Hecla, (a) in accordance with Hecla's election pursuant to paragraph 1 of this Agreement, either (i) a duly executed certificate evidencing Hecla's ownership of the Shares or
(ii) an executed and acknowledged conveyance of the Royalty in Spanish, suitable for registration and recording with all public registries and jurisdiction necessary or convenient thereto, with an English translation acceptable to Hecla in its reasonable discretion, together with (b) payment to Hecla in currently available funds of the entire amount of all Current Debt, less the amount of the Tax Refund, in exchange for which Hecla's authorized representative shall deliver to ConSil an acknowledgment of the Release of all Past Debt and Current Debt, together with ConSil's original promissory note forming a part to the Loan Agreement marked "Paid in Full."

     7. HECLA'S CERTIFICATION AND ACKNOWLEDGMENT. Hecla acknowledges that it is aware that the Shares may contain a legend denoting the restrictions on transfer imposed by the policies of those stock exchanges where ConSil's capital stock is traded, the securities commissions of any jurisdiction to which ConSil's stock is subject, and the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, or any regulations promulgated thereunder.

     8. ACCELERATION OF DEBT; TIME OF THE ESSENCE. This Agreement shall be null, void and unenforceable, and the entire amount of the Past Debt and Current Debt shall be and become immediately due and payable in accordance with the Loan Agreement if closing has not occurred on or before August 1, 1997. Time is of the essence in the performance of this Agreement.

     9.  INTERPRETATION.   This Agreement shall be governed  by and
interpreted in accordance with the laws of the State of Idaho.

     10. EXECUTION & DELIVERY. This Agreement may be executed in several parts in the same form and such parts as so executed shall together form an original agreement, which shall be read together as if all the signing parties hereto had executed one copy of this Agreement.

     11.   ATTORNEYS  FEES.   The prevailing  party in  any dispute
arising pursuant to or under this Agreement shall be entitled to an award of its reasonable attorneys' fees and costs.

     12.   BINDING  EFFECT.   This  Agreement  shall inure  to  the
benefit of, and shall be binding on, the respective successors and permitted assigns of the parties.

     13. Assignment. The rights of ConSil under this Agreement are personal to ConSil, and ConSil may not assign or transfer any of its rights or obligations under this Agreement without the prior, express and written consent of Hecla, which consent shall be in Hecla's sole and absolute discretion, and any purported assignment or transfer shall be void.

     14. ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein, and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding on either party except to the extent incorporated in this Agreement.

     15. MODIFICATION OF AGREEMENT. Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall not be binding unless evidenced in writing and signed by each party's duly authorized representative.

     16. PARAGRAPH HEADINGS. The titles to the paragraphs of this Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify or aid in the interpretation of the provisions of this Agreement.

     17. SEVERABILITY. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement which can be given effect without the invalid provision, and, to this end, the provisions of this Agreement are severable.
                                -5-

     18.  CURRENCY.   All references to currency in  this Agreement
shall be deemed to refer to legal tender of the United States of America.

     19.     AFFILIATES.    For  purposes  of  this  Agreement,  an
"Affiliate" shall be deemed to mean any entity directly or indirectly controlled by ConSil, which directly or indirectly controls ConSil, or which is directly or indirectly controlled by the same entity which directly or indirectly controls ConSil, other than Hecla.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date and year first written above.


ConSil CORP.                       HECLA MINING COMPANY


By:  /s/  Ralph R. Noyes           By:  /s/  John P. Stilwell
   ----------------------------       -----------------------------
     RALPH R. NOYES, Chairman           JOHN P. STILWELL,
                                        Vice-President

ATTEST:                            ATTEST:


/s/  Nathaniel K. Adams            /s/  Michael B. White
-----------------------------      --------------------------------
NATHANIEL K. ADAMS, Secretary      MICHAEL B. WHITE, Secretary

                             SCHEDULE 1
                                 TO
                     DEBT SETTLEMENT AGREEMENT


     This Schedule 1 to the Debt Settlement Agreement (the "Agreement") between ConSil Corp. ("ConSil) and Hecla Mining Company ("Hecla") defines specific rights granted to Hecla by ConSil pursuant to paragraph 4(c) of the Agreement.

                        REGISTRATION RIGHTS
                        -------------------

1.   U.S. REGISTRATION.
     -----------------

     1.1. PIGGYBACK RIGHTS. Each time that ConSil proposes for any reason to register any of its securities under the Securities Act ("Proposed Registration"), other than pursuant to a registration statement on Form S-4 or Form S-8 or similar or successor forms, ConSil shall promptly give written notice of such Proposed Registration to Hecla (including whether such Proposed Registration is an underwritten public offering) and shall offer Hecla the right to request inclusion of any shares in the Proposed Registration. Hecla shall have twenty (20) days from the receipt of such notice to deliver to ConSil a written request specifying the number of shares Hecla intends to sell and Hecla's intended method of disposition (if not an underwritten public offering). Upon receipt of such request, ConSil shall promptly use its reasonable best efforts to cause all such shares to be registered under the Securities Act in connection with such Proposed Registration. If the Proposed Registration is an underwritten public offering, ConSil shall cause the managing underwriter to include the shares proposed to be included therein to be included on the same terms and conditions as any similar securities, if any, of ConSil included therein. Hecla shall enter into the same underwriting agreement as shall ConSil and the other selling security holders, if any, provided that such underwriting agreement

          1.1.1. contains (a) representations, warranties and agreements on the part of the selling security holders that are not substantially different from those customarily made by selling security holders in underwriting agreements with respect to secondary distributions and (b) representations, warranties and agreements on the part of ConSil and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions and

          1.1.2.    provides   Hecla    with   an   indemnification
     substantially similar to the indemnification provided by paragraph 1.6 hereinbelow.

     Notwithstanding the foregoing, if the managing underwriter of such underwritten public offering delivers a written opinion to ConSil, with a copy to Hecla, that the inclusion of any or all shares proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by other stockholders of ConSil (collectively, "Registrable Securities") would materially and adversely affect the success of such offering, then ConSil shall not be required to register the Registrable Securities in excess of the amount, if any, of the Registrable Securities which the managing underwriter of such underwritten offering shall reasonably and in good faith agree in writing to include in such offering in excess of any amount to be registered for ConSil; provided, however, that if any Registrable Securities are not included for this reason, no shares of any other stockholders of ConSil will be included in such Proposed Registration until such time as all shares which Hecla may request shall have been included in such Proposed Registration.

     1.2. REGISTRATION PROCEDURES. If and whenever ConSil is under an obligation pursuant to the provision of this paragraph 1 to effect the registration of any shares, ConSil shall:

          1.2.1.    prepare  and  file   with  the  United   States
     Securities  and  Exchange   Commission  (the  "Commission")  a
     registration statement with respect to the shares;

          1.2.2. prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement;

          1.2.3. furnish to Hecla such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Hecla may reasonably request in order to facilitate the public sale or other disposition of the shares;

          1.2.4. use its best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as Hecla shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable Hecla to consummate the public sale or other disposition in such jurisdictions of such shares; provided that ConSil shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified or to change the composition of its assets at the time to conform with the securities or blue sky laws of such jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Securities covered by the registration statement or to subject itself to taxation in any jurisdiction where it has not theretofore done so;
                                -2-

          1.2.5. if the Proposed Registration is a public offering involving an underwriting, cause all shares covered by each registration statement to be listed on a national securities exchange or authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

          1.2.6. at any time when a prospectus relating to the shares covered by such registration statement is required to be delivered under the Securities Act, promptly notify Hecla of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of Hecla, prepare, file and furnish to Hecla a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          1.2.7. if ConSil has delivered preliminary or final prospectuses to Hecla and after having done so the prospectus is amended to comply with the requirements of the Securities Act, ConSil shall promptly notify Hecla and, if requested, Hecla shall immediately cease making offers of the shares and return all prospectuses to ConSil. ConSil shall promptly provide Hecla with revised prospectuses and, following receipt of the revised prospectuses, Hecla shall be free to resume making offers of the shares;

          1.2.8. furnish, at the request of Hecla, on the date any shares are delivered to the underwriters for sale in connection with a registration pursuant to this schedule, if such shares are being sold through underwriters, or, if such shares are not being sold through underwriters, on the date that the registration statement with respect thereto becomes effective,

               1.2.8.1. an opinion, dated such date, of the counsel representing ConSil for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Hecla and

               1.2.8.2. a letter dated such date, from the independent certified public accountants of ConSil, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and Hecla; and

          1.2.9. before filing a registration statement or prospectus or any amendments or supplements thereto with respect to the shares, furnish to Hecla, its counsel and other representatives, and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be made available on a timely basis for review and comment by Hecla and any such underwriters. No references therein to Hecla or the shares shall be made which have not been approved in writing by Hecla.

          1.2.10. give each of Hecla, its counsel, auditors and other representatives and the underwriters, if any, access to its books and records and opportunities to discuss the business of ConSil with its officers and auditors as shall be necessary in the opinion of Hecla, such underwriters and their respective counsel, and to conduct all due diligence which Hecla, such underwriters and their respective counsel may reasonably require;

          1.2.11. otherwise use its best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission, and all applicable blue sky and any other securities laws, rules and regulations which may be applicable; and

          1.2.12. if the Proposed Registration is an underwritten public offering, provide a transfer agent and registrar for the shares included in the Proposed Registration not later than the closing date of the Proposed Registration.

     1.3 COOPERATION BY HECLA. Hecla shall cooperate with ConSil in connection with the preparation of the registration statement, and for so long as ConSil is obligated to file and keep effective the registration statement, shall timely provide ConSil, in writing, for use in the registration statement, all such information regarding Hecla and the shares as may be reasonably necessary to enable ConSil to prepare the registration statement and prospectus covering the shares to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

     1.4. LOCK-UP AGREEMENT. Hecla shall not, to the extent requested in writing by ConSil and an underwriter of an offering of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) of ConSil, sell or otherwise transfer or dispose any shares not included in such registration statement for 90 days following the effective date of a registration statement filed by ConSil. In order to enforce the foregoing covenant (and for no other purpose), ConSil may impose stop-transfer instructions with respect to such excluded shares until the end of such period.

     1.5. EXPENSES. ConSil shall pay all expenses incurred by ConSil and Hecla in complying with this paragraph 1, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with the
                                -4-
securities laws of all such jurisdictions in which the shares are proposed to be offered and sold, printing expenses, and fees and disbursements of counsel and auditors representing ConSil and of counsel representing Hecla; provided, however, that Hecla shall pay all transfer taxes and brokerage and underwriters' discounts and commissions attributable to the shares.

     1.6. INDEMNIFICATION BY CONSIL. In the event of any registration under the Securities Act of any shares pursuant to this Schedule, ConSil shall, to the extent permitted by law, indemnify and hold harmless Hecla, any underwriter, broker or dealer who participates in the offering or sale of such shares, Hecla's counsel, auditors and other representatives, each officer, director, employee or agent of Hecla, and each other person, if any, who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act, against any losses, costs, claims, damages or liabilities, joint or several (or actions in respect thereof) ("Losses"), incurred by or to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, but only to the extent such Losses arise out of or are based upon

          1.6.1. any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference, in any registration statement under which shares were registered under the Securities Act, in any preliminary prospectus or in any final prospectus, or in any post-effective amendment or supplement thereto or any document incorporated by reference into any of the foregoing (the "Disclosure Documents"),

          1.6.2. any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, or

          1.6.3. any violation of any federal or state securities laws or rules or regulations thereunder committed by ConSil in connection with the performance of its obligations under the Agreement; and ConSil will reimburse immediately on demand each such indemnified party for all legal or other expenses reasonably incurred by such party in connection with investigating or defending any such Losses, including any amounts paid in settlement of any litigation, commenced or threatened; provided, however, that ConSil shall not be liable to an indemnified party in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Disclosure Documents in reliance upon and in conformity with written information relating to such indemnified party furnished to ConSil by or on behalf of such indemnified party specifically stating that it is for use in the preparation thereof.

2.   CANADIAN PROSPECTUS.
     -------------------

     2.1. INCIDENTAL QUALIFICATION. If ConSil at any time proposes to prepare and file a prospectus under any of the applicable securities legislation of any of the provinces of Canada, as amended (collectively, the "Securities Acts") for a distribution of shares of its Common Stock, whether or not for sale for its own account, ConSil will give prompt written notice to Hecla of its intention to do so, describing such proposed distribution. Upon the written request of Hecla delivered to ConSil within twenty (20) days after the giving of any such notice (which request shall specify the shares intended to be disposed of by Hecla and Hecla's intended method of disposition (if not an underwritten offering), ConSil will use its reasonable best efforts to effect the qualification under the Securities Acts of the Provinces of Canada in which ConSil proposes to make its distribution of the distribution of all shares which ConSil has been so requested by Hecla to qualify. If the distribution contemplated by ConSil is to be made by or through one or more underwriters, ConSil shall cause the managing underwriter to include the shares proposed to be included therein to be included on the same terms and conditions as any similar securities, if any, of ConSil included therein. Hecla shall enter into the same underwriting agreement as shall ConSil and the other selling security holders, if any, provided that such underwriting agreement

          2.1.1.    contains

               2.1.1.1. representations, warranties and agreements on the part of the selling security holders that are not substantially different from those customarily made by selling security holders in underwriting agreements with respect to secondary distributions and

               2.1.1.2. representations, warranties and agreements on the part of ConSil and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions and

          2.1.2.    provides   Hecla    with   an   indemnification
     substantially similar to the indemnification provided by paragraph 1.6 hereof.

     Notwithstanding the foregoing, if the lead underwriter of such underwritten offering shall deliver a written opinion to ConSil, with a copy to Hecla, that the distribution of any or all of the shares, together with any other issued and outstanding shares of Common Stock proposed to be included in the distribution, will materially and adversely affect the distribution of such securities by such underwriter (such opinion to state the reasons therefor), then ConSil shall not be required to qualify the distribution of shares in excess of the number, if any, of shares which such underwriter shall reasonably and in good faith agree in writing to include in such offering in excess of any amount to be registered for ConSil; provided, however, that if any shares are not included for this reason, no shares of any other shareholders of ConSil will be included in such proposed distribution until such time as all shares which Hecla may request shall have been included in such proposed distribution; and ConSil shall not be obligated to qualify the distribution of shares under this subparagraph 2.1 incidental to the qualification of a distribution of any of its securities in connection with any acquisitions, mergers, amalgamations, arrangements, reorganizations, securities exchange offers, dividend reinvestment plans or stock option or other employee benefits plans.

     2.2. Procedures.
          ----------

          2.2.1. If and whenever ConSil is required to effect the qualification of any distribution of shares under any of the Securities Acts as provided in subparagraph 2.1. hereof, ConSil shall:

               2.2.1.1. prepare and file in both the English and French languages, as appropriate, a preliminary prospectus or similar document in each of the provinces of Canada in which ConSil proposes to make the distribution and such other related documents as may be necessary or appropriate relating to the proposed distribution and shall, as soon as possible after any comments of the securities commissions or similar regulatory authorities of each of such provinces of Canada (the "Commissions") have been satisfied with respect thereto, prepare and file under the Securities Acts of such provinces of Canada a final prospectus in the English and French languages, as appropriate, and shall take all other steps and proceedings that may be necessary in order to qualify the shares for distribution under the Securities Acts of such provinces of Canada by registrants who comply with the relevant provisions of those Securities Acts;

               2.2.1.2. prepare and file with the Commissions such amendments and supplements to the preliminary prospectus and final prospectus as may be necessary to comply with the provisions of the Securities Acts with respect to the distribution of the shares and other securities covered thereby until such time as all of the shares and other securities have been disposed of in accordance with the intended method of disposition by Hecla (and Hecla's agents);

               2.2.1.3. furnish to Hecla such number of commercial copies of the preliminary prospectus and final prospectus and of each amendment and supplement thereto (including all documents incorporated therein by reference) and such other relevant documents as Hecla may reasonably request;

               2.2.1.4.  furnish to Hecla:

                    2.2.1.4.1. an opinion of counsel for ConSil addressed to Hecla and dated the effective date of the final prospectus and the closing date;

                    2.2.1.4.2. a "comfort" letter addressed to the underwriter or underwriters dated each such date signed by the auditors of ConSil; and

                    2.2.1.4.3. if translation into the French language is required, an opinion of Quebec counsel for ConSil addressed to Hecla and dated each such date relating to the translation of the preliminary prospectus and the final prospectus and, in each case, covering substantially the same matters as are customarily covered in such documents and such other matters as Hecla may reasonably request;

               2.2.1.5. promptly notify Hecla of the happening of any event as a result of which the preliminary prospectus or the final prospectus, as then in effect, would include a misrepresentation (as defined in the Securities Act (Ontario)) or an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make any statement therein not misleading in the light of the circumstances in which it was made, and at the request of Hecla prepare and furnish to Hecla a reasonable number of commercial copies of a supplement to or an amendment of the preliminary prospectus and the final prospectus as may be necessary so that, as thereafter delivered to purchasers of the shares or other securities, such document shall not include a misrepresentation or an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading in the light of the circumstances in which it was made;

               2.2.1.6. otherwise use its best efforts to comply with all applicable Securities Acts and policies, rules and regulations of the Commissions;

               2.2.1.7. provide a transfer agent and registrar for such securities not later than the closing date of the offering; and

               2.2.1.8. if the distribution is an underwritten public offering, cause all shares covered by each prospectus to be listed on a stock exchange in Canada or authorized to be quoted on NASDAQ.

     2.3. COOPERATION BY HECLA. Hecla shall cooperate with ConSil in connection with the preparation of the preliminary and final prospectus, shall provide ConSil, in writing, for use in the preliminary and final prospectus all such information regarding Hecla and the shares as may be necessary to enable ConSil to prepare the preliminary and final prospectus covering the shares and otherwise to comply with all applicable requirements of law in connection therewith.

     2.4. LOCK-UP AGREEMENT. Hecla shall not, to the extent requested in writing by ConSil and an underwriter of an offering of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) of ConSil, sell or otherwise transfer or dispose any shares for 90 days following the date of the final prospectus filed by ConSil. In order to enforce the foregoing covenant (and for no other purpose), ConSil may impose stop-transfer instructions with respect to such excluded shares until the end of such period.

     2.5. EXPENSES. ConSil and Hecla will each pay their pro rata share, based on their proportion of the number of shares offered pursuant to a final prospectus, of all expenses incidental to such offering including, without limitation, all filing fees, all fees and expenses of complying with the Securities Acts, all printing fees and expenses, all fees associated with translations of the preliminary prospectus and the final prospectus, All fees and disbursements of counsel to Hecla and its associates or affiliates shall be paid by Hecla. All fees and disbursements of counsel and auditors of ConSil shall be paid by ConSil.

     2.6. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of any preliminary prospectus, final prospectus or similar document, ConSil will give Hecla and the underwriters, if any, and their respective counsel, auditors and other representatives, the opportunity to participate in the preparation of such documents and each amendment thereof or supplement thereto and such documents, amendments and supplements will be made available on a timely basis for review and comment by Hecla, its counsel, auditors and other representatives and the underwriters, if any. No references therein to Hecla or the shares shall be made which have not been approved in writing by Hecla. ConSil will give each of Hecla, its counsel, auditors and other representatives and the underwriters, if any, access to its books and records and opportunities to discuss the business of ConSil with its officers and auditors as shall be necessary in the opinion of Hecla, such underwriters and their respective counsel, and to conduct all due diligence which Hecla, such underwriters and their respective counsel may reasonably require in order to conduct a reasonable investigation for purposes of establishing a due diligence defense as contemplated by the Securities acts and in order to enable such underwriters to execute the certificate required to be executed by them at the end of each such document.